PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2019
PROPERTY AND EQUIPMENT, NET
Schedule of components of property and equipment

	As of December 31,
	2018	2019

Leasehold improvements	$3,688	3,684
Furniture, fixtures and office equipment	2,852	2,739
Software and IT equipment	2,736	2,438
Vehicles	1,760	1,698
Property and equipment, gross	11,036	10,559
Less: Accumulated depreciation	(7,384)	(7,057)
Property and equipment, net	$3,652	3,502